EXHIBIT 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS
FIRST QUARTER 2010 RESULTS

SANTA MONICA, CALIFORNIA, April 29, 2010 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three-month period ended March 31, 2010.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 6. Unaudited financial highlights are as follows:

	Three-Month Period
	Ended March 31,
	2010	2009	% Change
Net revenue	$43,073	$41,715	3%
Operating expenses (1)	29,824	31,813	(6)%
Corporate expenses (2)	3,748	3,873	(3)%

Consolidated adjusted EBITDA (3)	9,528	6,716	42%

Free cash flow (4)	$(2,600)	$(1,099)	137%
Free cash flow per share, basic and diluted (4)	$(0.03)	$(0.01)	200%

Net loss applicable to common stockholders	$(2,184)	$(14,494)	(85)%

Net loss per share applicable
to common stockholders, basic and diluted	$(0.03)	$(0.17)	(82)%

Weighted average common shares outstanding, basic	84,430,204	84,284,427
Weighted average common shares outstanding, diluted	84,430,204	84,284,427

(1)
Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.3 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended March 31, 2010 and 2009, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.

(2)	Corporate expenses include $0.2 million and $0.4 million of non-cash stock-based compensation for the three-month periods ended March 31, 2010 and 2009, respectively.
(3)
Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our syndicated bank credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.

(4)
Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less interest income less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company's earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the first quarter we saw signs of a stabilizing advertising environment in many of our television and radio markets.  Our audience shares remain strong in the nation's most densely populated Hispanic markets, and we believe that our U.S. Hispanic audience will continue to grow.  Additionally, we anticipate that retransmission consent revenue will continue to be a growing source of revenue, along with advertising revenue from the World Cup, the census and political activity during 2010.”

Financial Results

Three Months Ended March 31, 2010 Compared to Three Months Ended March 31, 2009
(Unaudited)

	Three-Month Period
	Ended March 31,
	2010	2009	% Change
Net revenue	$43,073	$41,715	3%
Operating expenses (1)	29,824	31,813	(6)%
Corporate expenses (1)	3,748	3,873	(3)%
Depreciation and amortization	4,723	5,430	(13)%

Operating income	4,778	599	NM
Interest expense, net	(5,431)	(4,813)	13%
Loss on debt extinguishment	-	(4,716)	NM

Loss before income taxes	(653)	(8,930)	(93)%

Income tax expense	(1,410)	(5,410)	(74)%
Net loss before equity in net loss of nonconsolidated affiliates	(2,063)	(14,340)	(86)%
Equity in net loss of nonconsolidated affiliates, net of tax	(121)	(154)	(21)%

Net loss	$(2,184)	$(14,494)	(85)%

(1) Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $43.1 million for the three-month period ended March 31, 2010 from $41.7 million for the three-month period ended March 31, 2009, an increase of $1.4 million. The increase came from our television segment and was primarily attributable to an increase in retransmission consent revenue of $1.3 million. Net revenue in our radio segment was $13.4 million for each of the three-month periods ended March 31, 2010 and 2009.

Operating expenses decreased to $29.8 million for the three-month period ended March 31, 2010 from $31.8 million for the three-month period ended March 31, 2009, a decrease of $2.0 million. The decrease was primarily attributable to a decrease in salary expense due to reductions of personnel and salary reductions, along with various other cost control measures we implemented in 2009.

Corporate expenses decreased to $3.7 million for the three-month period ended March 31, 2010 from $3.9 million for the three-month period ended March 31, 2009, a decrease of $0.2 million. The decrease was attributable to a decrease in non-cash stock-based compensation of $0.2 million.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:
	Three-Month Period
	Ended March 31,
	2010	2009	% Change
Net Revenue
Television	$29,645	$28,272	5%
Radio	13,428	13,443	(0)%
Total	$43,073	$41,715	3%

Operating Expenses (1)
Television	$17,957	$19,355	(7)%
Radio	11,867	12,458	(5)%
Total	$29,824	$31,813	(6)%

Corporate Expenses (1)	$3,748	$3,873	(3)%

Consolidated adjusted EBITDA (1)	$9,528	$6,716	42%

(1) Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2010 first quarter results on April 29, 2010 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television and radio operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision owns and/or operates 53 primary television stations and is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The Company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #
(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Christian Nery
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three-Month Period
	Ended March 31,
	2010	2009

Net revenue	$43,073	$41,715

Expenses:
Direct operating expenses (including related parties of
$2,351 and $1,727) (including non-cash stock-based
compensation of $105 and $166)	20,768	21,861
Selling, general and administrative expenses (including non-cash
stock-based compensation of $148 and $207)	9,056	9,952
Corporate expenses (including non-cash stock-based compensation
of $206 and $406)	3,748	3,873
Depreciation and amortization (includes direct
operating of $3,467 and $4,074;
selling, general and administrative of $959 and $1,021;
and corporate of $297 and $334) (including related
parties of $580 and $580)	4,723	5,430
	38,295	41,116
Operating income	4,778	599
Interest expense (including related parties of $29 and $31)	(5,514)	(5,061)
Interest income	83	248
Loss on debt extinguishment	-	(4,716)
Loss before income taxes	(653)	(8,930)
Income tax expense	(1,410)	(5,410)
Loss before equity in net loss of nonconsolidated affiliate	(2,063)	(14,340)
Equity in net loss of nonconsolidated affiliate, net of tax	(121)	(154)
Net loss applicable to common stockholders	$(2,184)	$(14,494)

Basic and diluted earnings per share:
Net loss per share applicable to common stockholders,
basic and diluted	$(0.03)	$(0.17)

Weighted average common shares outstanding, basic	84,430,204	84,284,427
Weighted average common shares outstanding, diluted	84,430,204	84,284,427

Entravision Communications

Entravision Communications Corporation
Consolidated Statements of Cash Flows
(Unaudited; in thousands)

	Three-Month Period
	Ended March 31,
	2010	2009

Cash flows from operating activities:
Net loss	$(2,184)	$(14,494)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,723	5,430
Deferred income taxes	1,213	5,500
Amortization of debt issue costs	104	89
Amortization of syndication contracts	272	621
Payments on syndication contracts	(704)	(713)
Equity in net loss of nonconsolidated affiliate	121	154
Non-cash stock-based compensation	459	779
Gain on sale of media properties and other assets	-	(100)
Non-cash expenses related to debt extinguishment	-	945
Change in fair value of interest rate swap agreements	(3,930)	(1,681)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Decrease in accounts receivable	4,957	4,319
(Increase) decrease in prepaid expenses and other assets	(9)	138
Increase (decrease) in accounts payable, accrued expenses and other liabilities	112	(782)
Net cash provided by operating activities	5,134	205
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	-	100
Purchases of property and equipment and intangibles	(2,674)	(1,500)
Deposits on acquisitions	-	(3,800)
Net cash used in investing activities	(2,674)	(5,200)
Cash flows from financing activities:
Proceeds from issuance of common stock	150	202
Payments on long-term debt	(3,458)	(41,000)
Repurchase of Class A common stock	-	(543)
Payments of deferred debt and offering costs	(362)	(1,182)
Net cash used in financing activities	(3,670)	(42,523)
Net decrease in cash and cash equivalents	(1,210)	(47,518)
Cash and cash equivalents:
Beginning	27,666	64,294
Ending	$26,456	$16,776

Entravision Communications

Entravision Communications Corporation
Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities
 (Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period
	Ended March 31,
	2010	2009

Consolidated adjusted EBITDA (1)	$9,528	$6,716

Interest expense	(5,514)	(5,061)
Interest income	83	248
Loss on debt extinguishment	-	(4,716)
Income tax expense	(1,410)	(5,410)
Amortization of syndication contracts	(272)	(621)
Payments on syndication contracts	704	713
Non-cash stock-based compensation included in direct operating
expenses	(105)	(166)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(148)	(207)
Non-cash stock-based compensation included in corporate expenses	(206)	(406)
Depreciation and amortization	(4,723)	(5,430)
Equity in net loss of nonconsolidated affiliates	(121)	(154)
Net loss	(2,184)	(14,494)

Depreciation and amortization	4,723	5,430
Deferred income taxes	1,213	5,500
Amortization of debt issue costs	104	89
Amortization of syndication contracts	272	621
Payments on syndication contracts	(704)	(713)
Equity in net loss of nonconsolidated affiliate	121	154
Non-cash stock-based compensation	459	779
Gain on sale of media properties and other assets	-	(100)
Non-cash expenses related to debt extinguishment	-	945
Change in fair value of interest rate swap agreements	(3,930)	(1,681)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Decrease in accounts receivable	4,957	4,319
(Increase) decrease in prepaid expenses and other assets	(9)	138
Increase (decrease) in accounts payable, accrued expenses and other liabilities	112	(782)
Cash flows from operating activities	$5,134	$205

(1) Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation
Reconciliation of Free Cash Flow to Net Loss
(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net loss. A reconciliation of this non-GAAP measure to net loss for each of the periods presented is as follows:

	Three-Month Period
	Ended March 31,
	2010	2009

Consolidated adjusted EBITDA (1)	$9,528	$6,716
Net interest expense (1)	9,257	6,405
Cash paid (refunded) for income taxes	197	(90)
Capital expenditures (2)	2,674	1,500
Free cash flow (1)	(2,600)	(1,099)

Capital expenditures (2)	2,674	1,500
Amortization of debt issue costs	(104)	(89)
Change in fair value of interest rate swap agreements	3,930	1,681
Loss on debt extinguishment	-	(4,716)
Non-cash income tax expense	(1,213)	(5,500)
Amortization of syndication contracts	(272)	(621)
Payments on syndication contracts	704	713
Non-cash stock-based compensation included in direct operating
expenses	(105)	(166)
Non-cash stock-based compensation included in selling, general
and administrative expenses	(148)	(207)
Non-cash stock-based compensation included in corporate expenses	(206)	(406)
Depreciation and amortization	(4,723)	(5,430)
Equity in net loss of nonconsolidated affiliates	(121)	(154)
Net loss	$(2,184)	$(14,494)

(1) Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2) Capital expenditures is not part of the consolidated statement of operations.